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                                                                   EXHIBIT 21.1

ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:       April 1, 1999 - April 30, 1999
                         ------------------------------
SETTLEMENT DATE:                   17-May-99
                         ----------------------------

A.     SERIES INFORMATION
       Advanta Leasing Receivables Corp. IV and
       ADVANTA LEASING RECEIVABLES CORP. V
       EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
       SERIES 1998-1

I.     SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED
       (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB")                                      $ 325,671,600.22
                                                                                                            ----------------
       (b.)   Contract Principal Balance of all Collections
               allocable to Contracts                                                 $ 14,478,550.43
                                                                                      ---------------
       (c.)   Contract Principal Balance of Charged-Off Contracts                     $ 1,128,145.93
                                                                                      ---------------
       (d.)   Total decline in Principal Balance                                                            $  15,606,696.36
                                                                                                            ----------------
       (e.)   Ending Aggregate Contract Principal Balance
              of all Contracts as of this Settlement Date                                                   $ 310,064,903.86
                                                                                                            ----------------
              BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT
                ON THE RELATED PAYMENT DATE
       (f.)   Class A Principal Balance as of this Settlement Date                                          $ 273,849,101.09
                                                                                                            ----------------
              (Class A Note Factor).                                    0.8268391
                                                                        ----------
       (g1.)  Class A-1 Principal Balance  (Note Factor)                0.2034597     $  14,649,101.09
                                                                        ----------    ----------------
       (g2.)  Class A-2 Principal Balance . (Note Factor)               1.0000000     $ 190,000,000.00
                                                                        ----------    ----------------
       (g3.)  Class A-3 Principal Balance . (Note Factor)               1.0000000     $  23,300,000.00
                                                                        ----------    ----------------
       (g4.)  Class A-4 Principal Balance . (Note Factor)               1.0000000     $  45,900,000.00
                                                                        ----------    ----------------
       (h.)   Class B Principal Balance as of this Settlement Date                                          $ 15,658,678.37
                                                                                                            ---------------
              (Class B Note Factor)                                     0.8268391
                                                                        ----------
       (i.)   Class C Principal Balance as of this Settlement Date                                          $  8,154,286.94
                                                                                                            ---------------
              (Class C Note Factor)                                     0.8268391
                                                                        ----------
       (l.)   Class D Principal Balance as of this Settlement Date                                          $ 12,402,837.46
                                                                                                            ---------------
              (Class D Note Factor)                                     0.8268391
                                                                        ----------
II.    COMPLIANCE RATIOS
       (a.)   Aggregate Contract Balance Remaining ("CBR") of all
               Contracts as of the related Calculation Date                                                 $342,651,679.74
                                                                                                            ---------------
       (b1.)  % of CBR 31 days or more delinquent as of the
               related Calculation Date                                                                          7.98%
                                                                                                            ---------------
       (b2.)  Preceeding Month %:                                       Mar-99                                   7.96%
                                                                        ----------                          ---------------
       (b3.)  2nd Preceeding Month %:                                   Feb-99                                   8.36%
                                                                        ----------                          ---------------
       (b4.)  Three month rolling average % of CBR 31 days or
               more delinquent                                                                                   8.10%
                                                                                                            ---------------
       (c.)   Does the three month rolling average % of CBR which
               are 31 days or more delinquent exceed 10.5% ? . Y or N                                             NO
                                                                                                            ---------------
              (Amortization Period Only)
       (d)    Cumulative Net Loss Percentage as of the related
               Collection Period                                                                                  0.72%
                                                                                                            ---------------
              Does the Cumulative Net Loss Percentage exceed
       (d1.)  4.0 % from the Beginning Period to and including
               12th Collection Period ?  Y or N                                                                   NO
                                                                                                            ---------------
       (d2.)  5.5 % from 13th Collection Period to and including
                24th Collection Period ? Y or N                                                                   NO
                                                                                                            ---------------
       (d3.)  7.0 % from 25th Collection Period and thereafter ? Y or N                                           NO
                                                                                                            ---------------
              (If Yes to e1 or e2 or e3, then a Residual Event occurs)
       (e1.)  Residual Realization for the related
               Collection Period  > 100% (YES/NO)                                                                 YES
                                                                                                            ---------------
       (e2.)  Preceeding Month:                      Mar-99  > 100% (YES/NO)                                      YES
                                                     -------------                                          ---------------
       (e3.)  2nd Preceeding Month:                  Feb-99  > 100% (YES/NO)                                      YES
                                                     -------------                                          ---------------
       (e4.)  Three month rolling average Residual
               Realization Ratio  > 100% (YES/NO)                                                                 YES
                                                                                                            ---------------
              (If less than 100%, then a Residual Event Occurs)

III.   FLOW OF FUNDS
                    The amount of available funds on deposit
                         in the Series 1998-1 Facility Account                                              $ 18,288,782.61
                                                                                                            ---------------
              (1)   On the Payment Date which is also the
                         Amortization Date and each Payment Date thereafter
       (a.)         To the Servicer, Unrecoverable Servicer Advances                                             425,718.90
                                                                                                            ---------------
       (b.)         To the Servicer, if ABS is not the Servicer,
                         Servicing Fee and Ancillary Servicing Income, if any                                     -
                                                                                                            ---------------
                    To Series 1998-1 Noteholders:
       (c.)         To Class A, the total Class A Note Interest
                         and Class A Overdue Interest for the related period                                $  1,402,090.81
                                                                                                            ---------------
                                       Interest on Class A-1 Notes                    $ 136,714.98
                                                                                      ------------
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
                                 Interest on Class A-2 Notes                         $ 921,500.00
                                                                                     ------------
                                 Interest on Class A-3 Notes                         $ 115,140.83
                                                                                     ------------
                                 Interest on Class A-4 Notes                         $ 228,735.00
                                                                                     ------------
       (d.)   Interest on Class B Notes for the related period                                             $ 83,604.75
                                                                                                      ----------------
       (e.)   Interest on Class C Notes for the related period                                             $ 46,320.87
                                                                                                      ----------------

       (f.)   To Series 1998-1 Noteholders:
              To Class A, the total Principal Payment and Class A
                   Overdue Principal, if any                                                             13,783,823.05
                                                                                                      ----------------
                        Principal Payment to Class A-1 Noteholders                  13,783,823.05
                                                                                    -------------
                        Principal Payment to Class A-2 Noteholders                            N/A
                                                                                    -------------
                        Principal Payment to Class A-3 Noteholders                            N/A
                                                                                    -------------
                        Principal Payment to Class A-4 Noteholders                            N/A
                                                                                    -------------
              To Class B for Principal Payment and Overdue Principal, if any                                788,158.34
                                                                                                      ----------------
              To Class C for Principal Payment and Overdue Principal, if any                                410,434.97
                                                                                                      ----------------

       (g)    Overdue Principal (included in the Principal
                   Payments per above, if any):
              To Class A, total for Overdue Principal                                         N/A
                                                                                    -------------
                        Overdue Principal to Class A-1                 N/A
                                                              ------------
                        Overdue Principal to Class A-2                 N/A
                                                              ------------
                        Overdue Principal to Class A-3                 N/A
                                                              ------------
                        Overdue Principal to Class A-4                 N/A
                                                              ------------
              To Class B for Overdue Principal                                                N/A
                                                                                    -------------
              To Class C for Overdue Principal                                                N/A
                                                                                    -------------

       (h1.)  Until the Reserve Account Funding Date:
              To the Reserve Account, the amount equal to the
                   Servicing Fee otherwise payable to ABS                                                          N/A
                                                                                                      ----------------

       (h2.)  After the Reserve Account Funding Date:
              To the Servicer, ABS, the Servicing Fee
                   plus Ancillary Servicing Income, if any                                                  280,439.43
                                                                                                      ----------------

       (i.)   To the Reserve Account, the amount needed to increase
                    the amount on deposit in the Reserve Account to
                    the Required Reserve Amount for such Payment Date                                              N/A
                                                                                                      ----------------

       (j.)   Upon the occurrence of a Residual Event the lesser of:
       (j1.)  (A) the Available Funds remaining on deposit in the
                   Facility Account and                                                       N/A
                                                                                    -------------.
       (j2.)  (B) the aggregate amount of Residual Receipts included
                   in Available Funds                                                         N/A
                                                                                    -------------
       (j3.)  To be deposited to the Residual Account                                                              N/A
                                                                                                      ----------------

       (k.)   To Class D Noteholders for Principal Payment                                                  624,280.00
                                                                                                      ----------------
       (l.)   To Class D Noteholders for Overdue Principal, if any                                                 N/A
                                                                                                      ----------------

              (3)   To ABS, the Servicing Fee previously due, but deposited
                         to the Reserve Account                                                                          $ -
                                                                                                            ----------------

              (4)   To the Series Obligors, as holders of the Residual
                    Interest, any Available Funds remaining on deposit
                    in the Facility Account                                                                     $ 443,911.49
                                                                                                            ----------------

IV.    SERVICER ADVANCES

       (a.)         Aggregate amount of Servicer Advances at the
                         beginning of the related Collection Period                                             5,370,735.53
                                                                                                            ----------------
       (b.)         Servicer Advances reimbursed during the related
                         Collection Period                                                                        133,770.28
                                                                                                            ----------------
       (c.)         Amount of unreimbursed Servicer Advances to be
                         reimbursed on the Settlement Date.                                                       425,718.90
                                                                                                            ----------------
       (d.)         Servicer Advances made during the related
                         Collection Period                                                                               $ -
                                                                                                            ----------------
       (e.)         Aggregate amount of Servicer Advances at the
                         end of the Collection Period                                                         $ 4,811,246.35
                                                                                                            ---------------


V.     RESERVE ACCOUNT
       (a.)         Amount on deposit at the beginning of the
                         related Collection Period                                                           $ 10,157,764.16
                                                                                                            ----------------
       (b.)         Amounts used to cover shortfalls, if any,
                         for the related Collection Period                                                               $ -
                                                                                                            ----------------
       (c.)         Amounts transferred from the Facility Account,
                         if applicable                                                                                   $ -
                                                                                                            ----------------
       (d.)         Interest earned on Reserve Balance                                                           $ 38,628.17
                                                                                                            ----------------

                                                                                                            ---------------
       (e.)         Reserve Account Ending Balance before
                         calculating Required Reserve Amount                                                $ 10,196,392.33
                                                                                                            ---------------

                                                                                                            ---------------
       (f.)         Required Reserve Amount needed as of the
                         related Collection Period                                                           $ 9,674,017.16
                                                                                                            ---------------

       (g1.)        If (f) is greater than (e), then amount of shortfall                                               0.00
                                                                                                            ---------------
       (g2.)        If (e) is greater than (f), then excess amount
                         to be transferred to the Series Obligors                                                522,375.17
                                                                                                            ---------------

       (h.)         Amounts on deposit as of this Settlement Date (e minus g2)                               $ 9,674,017.16
                                                                                                            ---------------


VI.    RESIDUAL ACCOUNT
       (a.)         Amount on deposit at the beginning of the related
                         Collection Period                                                                            0.00
                                                                                                            --------------
       (b.)         Amounts transferred from the Facility Account                                                     0.00
                                                                                                            --------------
       (c.)         Amounts used to cover shortfalls for the related
                         Collection Period                                                                            0.00
                                                                                                            --------------
       (d.)         Amount on deposit as of this Settlement Date                                                      0.00
                                                                                                            --------------

VII.   ADDITIONAL PROPERTY FUNDING ACCOUNT
       (a.)         Amount on deposit at the beginning of the
                         related Collection Period                                                                    0.00
                                                                                                            --------------
       (b.)         Amounts transferred from the Facility Account                                                     0.00
                                                                                                            --------------
       (c.)         Amounts transferred to the Series Obligors                                                        0.00
                                                                                                            --------------
       (d.)         Amount on deposit as of this Settlement Date                                                      0.00
                                                                                                            --------------
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

VIII.  ADVANCE PAYMENTS
       (a.)    Beginning aggregate Advance Payments                                                    $ 3,409,627.27
                                                                                                       --------------
       (b.)    Amount of Advance Payments collected during the
                    related Collection Period                                                          $ 2,698,477.12
                                                                                                       --------------
       (c.)    Investment earnings for the related Collection Period                                      $ 18,536.16
                                                                                                       --------------
       (d.)    Amount of Advance Payments withdrawn for deposit
                    into Facility Account                                                              $ 2,836,873.29
                                                                                                       --------------
       (e.)    Ending aggregate Advance Payments                                                       $ 3,289,767.26
                                                                                                       --------------



       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:     /s/ John Paris

       TITLE:  Sr. Vice President

       DATE:   12-May-99
               -------------------






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